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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT:  March 16, 1995
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                          ROTECH MEDICAL CORPORATION
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            (Exact name of Registrant as specified on its Charter)



          Florida                                             59-2115892
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  (State or jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification No.)

4506 L.B. McLeod Road, Suite F, Orlando, Florida                 32811
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (407) 841-2115
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Not Applicable
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(former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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Effective March 13, 1995, RoTech Medical Corporation (the "Registrant") through itself and its wholly-owned subsidiaries acquired, or will acquire within 60 days from the filing of this Form 8-K, an aggregate of individually insignificant businesses, as defined per Regulation S-X Rule 3-05. The individually insignificant businesses were acquired during the period August 1, 1994 to March 13, 1995 for an approximate aggregate purchase price of $28 million. The acquisitions of the following businesses comprise the mathematical majority of the aggregate of individually insignificant businesses: Lovejoy Medical, Ltd., Rotherts Hospital Equipment, Inc., and Pioneer Medical Services, Inc.

Effective August 1, 1994, the Registrant through its wholly-owned subsidiary, Lexington Home Health Care, Inc., acquired substantially all of the assets of Lovejoy Medical, Ltd., a Kentucky-based corporation ("Lovejoy"), for $3.8 million cash and 131,057 shares of its restricted Common Stock valued at $1.9 million. Lovejoy provides home health products through its six locations in Kentucky.

Effective October 1, 1994, the Registrant through its wholly-owned subsidiary, Covington Home Health Care, Inc., acquired substantially all of the assets of Rotherts Hospital Equipment, Inc., a Kentucky-based corporation ("Rotherts"), for $5.1 million cash. Rotherts provides home health products through its two locations in Kentucky and one location in Ohio.

Effective January 1, 1995, the Registrant acquired all of the outstanding common capital stock of Pioneer Medical Services, Inc., a West Virginia-based corporation ("Pioneer"), for $4.7 million cash. Pioneer provides home health products through its two locations in West Virginia.

The Sellers of each of the businesses acquired during the period August 1, 1994 to March 13, 1995, had no material relationships with the Registrant prior to their respective acquisitions. The Registrant intends to continue each business as acquired. The purchase prices of each of the acquisitions was paid with funds borrowed in the ordinary course of business on the Registrant's $50 million credit facility and with available cash on hand. The purchase price of each acquisition was based on comparable purchases in the home health industry, type and timing of consideration to be paid and arms-length negotiations between the Registrant and the respective Sellers.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a) 1. Financial statements of business acquired.

It is impracticable at this time to provide the required financial statements of Lovejoy, Rotherts and Pioneer. Audited financial statements of Lovejoy for the fiscal year ended December 31, 1993, unaudited financial statements of Lovejoy for the seven months ended July 31, 1994, audited financial statements of Rotherts for the fiscal year ended December 31, 1993, unaudited financial statements of Rotherts for the nine months ended September 30, 1994 and audited financial statements of Pioneer for
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the fiscal year ended December 31, 1994 will be filed, under cover of Form 8-K/A as soon as practicable, but no later than (60) days after the filing of this Form 8-K.

(b) 1.  Pro forma financial information.

Pro forma financial information relating to the acquisitions of Lovejoy, Rotherts and Pioneer will be filed, under cover of Form 8-K/A as soon as practicable, but no later than (60) days after the filing of this report.

(c) Exhibits

Agreement for Sale and Purchase of Assets dated August 1, 1994 between the Registrant and Lovejoy, Agreement for Sale and Purchase of Assets dated October 1, 1994 between the Registrant and Rotherts, Agreement for Purchase and Sale of Shares dated January 1, 1995 between the Registrant and Pioneer (collectively referred to as "Agreements"). Pursuant to Item 601(b)(2) of Regulation S-K, schedules to the Agreements have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Commission upon request.
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                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                               RoTech Medical Corporation
                                               a Florida Corporation


Dated: March 16, 1995                          By:   /s/ Rebecca R. Irish
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                                                     Rebecca R. Irish, Treasurer
                                                     and Chief Financial Officer